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                                                                      EXHIBIT 21

              LIST OF SUBSIDIARIES OF HOME SHOPPING NETWORK, INC.
                             A DELAWARE CORPORATION
                              AS OF MARCH 1, 1994

                                                                                             STATE OF
                                       SUBSIDIARY                                          INCORPORATION
- -----------------------------------------------------------------------------------------  -------------
Cable Call Center, Inc...................................................................   Delaware
Citrus Office Supply, Inc................................................................   Florida
Home Shopping Club, Inc..................................................................   Delaware
  d/b/a Home Shopping Club Telemation
Home Shopping Club Outlet of Brandon, Inc................................................   Delaware
Home Shopping Club Outlet of Clearwater, Inc.............................................   Delaware
Home Shopping Club Outlet of New Port Richey, Inc........................................   Delaware
Home Shopping Club Outlet of Orlando, Inc................................................   Delaware
Home Shopping Club Outlet of South Orlando, Inc..........................................   Delaware
Home Shopping Club Outlet of St. Petersburg, Inc.........................................   Delaware
Home Shopping Club Outlet of Tampa, Inc..................................................   Delaware
Home Shopping Club Outlet of West Tampa, Inc.............................................   Delaware
Home Shopping Club Outlets, Inc..........................................................   Delaware
Home Shopping Network Entertainment, Inc.................................................   Delaware
Home Shopping Services, Inc..............................................................   Delaware
  d/b/a Home Shopping Services of Delaware, Inc.
Home Shopping Showcase, Inc..............................................................   Delaware
  d/b/a Innovations in Hiring
HSN Auto Mart, Inc.......................................................................   Florida
HSN Aviation, Inc........................................................................   Delaware
HSN Brokers, Inc.........................................................................   Delaware
HSN Capital Corporation..................................................................   Nevada
HSN Cosmetics, Inc.......................................................................   Delaware
HSN Credit Corporation...................................................................   Delaware
HSN Entertainment Events, Inc............................................................   Delaware
HSN Entertainment Holding Company, Inc...................................................   Delaware
HSN Entertainment Joint Ventures, Inc....................................................   Delaware
  d/b/a Star Product Group
HSN Entertainment Joint Ventures II, Inc.................................................   Delaware
  d/b/a Pacific Media Ventures
HSN Financial Corporation, Inc...........................................................   Delaware
HSN Fulfillment, Inc.....................................................................   Delaware
HSN Fulfillment of Iowa, Inc.............................................................   Delaware
HSN Fulfillment of Nevada, Inc...........................................................   Delaware
HSN Fulfillment of Virginia, Inc.........................................................   Delaware
HSN Health Assist, Inc...................................................................   Delaware
HSN Health Services, Inc.................................................................   Delaware
HSN Holdings, Inc........................................................................   Delaware
HSN Insurance, Inc.......................................................................   Florida
HSN Lifeway Health Products, Inc.........................................................   Delaware
  d/b/a Interactive Merchandising
HSN Liquidation, Inc.....................................................................   Delaware
HSN Liquidation, Inc. of Florida.........................................................   Delaware
HSN Liquidation, Inc. of Iowa............................................................   Delaware
HSN Liquidation, Inc. of Nevada..........................................................   Delaware
HSN Liquidation, Inc. of Virginia........................................................   Delaware
HSN Mail Order, Inc......................................................................   Delaware
  d/b/a Designer Direct
        Thomas Oak & Sons
        Ortho-Vent Division, Inc.
        Home Shopping Values
        Private Showing -- Jewelry Values by Mail
        HSN Media Merchandise
        Heroes Collector's Club

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
                                                                                             STATE OF
                                       SUBSIDIARY                                          INCORPORATION
- -----------------------------------------------------------------------------------------  -------------
HSN Mistix Corporation...................................................................   Delaware
  d/b/a HSN Teleseat
        Rocky Mountain Teleseat
HSN Products, Inc........................................................................   Delaware
HSN Realty, Inc..........................................................................   Delaware
  d/b/a HSN Realty of Delaware, Inc.
HSN Redi-Med, Inc........................................................................   Delaware
HSN Technology Center, Inc...............................................................   Delaware
HSN Tours, Inc...........................................................................   Delaware
  d/b/a Home Shopping Tours
HSN Transportation, Inc..................................................................   Delaware
HSN Travel, Inc..........................................................................   Delaware
HSN Trucking, Inc........................................................................   Delaware
MarkeTechs Services, Inc.................................................................   Delaware
Vela Research, Inc.......................................................................   Delaware
National Call Center, Inc................................................................   Delaware
National Ticket Network, Inc.............................................................   Colorado
Ortho-Vent, Inc..........................................................................   Delaware
World Rez, Inc...........................................................................   Delaware
  d/b/a Home Shopping Travel
        World Rez, Inc. of Delaware

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